Supplement to Resource B Prospectus
                         Supplement dated May 24, 2006
               to Prospectus dated May 1, 2002 as supplemented




The supplement dated May 24, 2006 in regards to the merger of the Pioneer Small Cap Value II VCT Portfolio - Class I shares into the Pioneer Small Cap Value VCT Portfolio - Class I shares was incorrectly filed for this product. The Pioneer Small Cap Value II VCT Portfolio - Class I shares is not available in this product and therefore the merger does not impact contract holders.